Offerings - Offering: 1	Oct. 28, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	6.550% Notes due 2030
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 500,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 43,500.00
Offering Note	The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering.